Exhibit 10.17
AMENDMENT NO. 1 TO MULTIPLAN CORPORATION 2023 EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 1 (this “Amendment”) to the MultiPlan Corporation 2023 Employee Stock Purchase Plan (the “Plan”), is effective as of the date the Board of Directors of Claritev Corporation (the “Company”) approved the Amendment.

WHEREAS, the Company maintains the Plan;

WHEREAS, capitalized terms not herein defined shall have the applicable meanings set forth in the Plan;

WHEREAS, Section 22(b) of the Plan permits certain amendments to the plan without stockholder approval.

NOW, THEREFORE, the Plan is amended as follows:

1.The name of the Plan shall be amended to the Claritev Corporation 2023 Employee Stock Purchase Plan.

2.All references to MultiPlan Corporation in the Plan shall be amended to Claritev Corporation, including, without limitation, in Sections 1, 2, and 12.

3.All provisions of the Plan that are not expressly modified hereby shall remain in full force and effect. All references in the Plan to “the Plan” shall mean the Plan as amended by this Amendment.

***